                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      July 19, 2005
                                                  --------------------

                                 DATASCOPE CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-6516                  13-2529596
    --------------------          --------------------      --------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

     14 Philips Parkway
    Montvale, New Jersey                                         07645-9998
    --------------------                                    --------------------
(Address of principal executive offices)                         (Zip Code)

(Registrant's telephone number, including area code)  (201) 391-8100
                                                    --------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:
         |_|  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE
              SECURITIES ACT
         |_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B)
              UNDER THE EXCHANGE ACT
         |_|  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C)
              UNDER THE EXCHANGE ACT

Item 2.02         Results of Operations and Financial Condition

                  On July 19, 2005, Datascope Corp. issued a press release announcing that it anticipates that results for the fourth quarter and fiscal year ended June 30, 2005 will be below the comparable periods last year. A copy of the release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

                  The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and exhibits

           (c)    Exhibits:

                  99.1     Press release issued July 19, 2005.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                          DATASCOPE CORP.

                                          Registrant



                                          By:  /s/ Fred Adelman
                                               -----------------------------
                                               VP, Chief Accounting Officer
                                               and Corporate Controller



     Dated: July 21, 2005

                                  EXHIBIT INDEX


Exhibit No. 99.1  Press release issued July 19, 2005.